UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2005

                               G&K Services, Inc.
             (Exact name of registrant as specified in its charter)


         Minnesota                     0-4063               41-0449530
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                 Identification No.)


                 5995 Opus Parkway, Minnetonka, Minnesota 55343
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 912-5500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13d-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers

(d)    On August 24, 2005, the Registrant's board of directors appointed Mr.
       J. Patrick Doyle to its board of directors to serve as a Class I director. Mr. Doyle has also been appointed to serve on the Compensation Committee of the Registrant's board of directors. The term of Mr. Doyle's directorship is scheduled to expire at the Registrant's 2005 annual shareholders' meeting along with the directorships of the Registrant's other Class I directors and the Registrant will submit his appointment for ratification at the Registrant's 2005 annual shareholders' meeting. A copy of the press release issued on August 29, 2005 announcing Mr. Doyle's appointment is attached hereto as exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

(c)    Exhibits.

       99.1    Press Release dated August 29, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      G&K SERVICES, INC.
                                      (Registrant)



Date: August 29, 2005                 By:  /s/ Jeffrey L. Wright
                                         ---------------------------------------
                                           Name:  Jeffrey L. Wright
                                           Title: Senior Vice President
                                                  and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99.1               Press Release dated August 29, 2005


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